SECTION 19(a) NOTICE

Hartford, CT, December 20, 2018 -- Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on December 13, 2018 (ex-date December 12, 2018).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.057	45.0%	$0.726	42.9%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.069	55.0%	0.966	57.1%
Total Distribution	$0.126	100.0%	$1.692	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

As of November 30, 2018

Average Annual Total Return on NAV for the 5 year period (2)	4.46%

Current Fiscal YTD Annualized Distribution Rate (3)	11.37%

YTD Cumulative Total Return on NAV (4)	-12.34%

YTD Cumulative Distribution Rate (5)	12.72%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip:  92829B101

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SECTION 19(a) NOTICE

Hartford, CT, January 9, 2019 -- Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on December 31, 2018 (ex-date January 4, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.059	46.5%	$0.059	46.5%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.067	53.5%	0.067	53.5%
Total Distribution	$0.126	100.0%	$0.126	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

As of December 31, 2018

Average Annual Total Return on NAV for the 5 year period (2)	3.85%

Current Fiscal YTD Annualized Distribution Rate (3)	11.79%

YTD Cumulative Total Return on NAV (4)	-2.46%

YTD Cumulative Distribution Rate (5)	0.98%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip:  92829B101

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SECTION 19(a) NOTICE

Hartford, CT, February 19, 2019 -- Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on February 11, 2019 (ex-date February 8, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.052	41.1%	$0.110	43.8%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.074	58.9%	0.142	56.2%
Total Distribution	$0.126	100.0%	$0.252	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

As of January 31, 2019

Average Annual Total Return on NAV for the 5 year period (2)	4.80%

Current Fiscal YTD Annualized Distribution Rate (3)	11.37%

YTD Cumulative Total Return on NAV (4)	2.28%

YTD Cumulative Distribution Rate (5)	1.89%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip:  92829B101

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SECTION 19(a) NOTICE

Hartford, CT, March 18, 2019 -- Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on March 11, 2019 (ex-date March 8, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.053	42.2%	$0.163	43.2%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.073	57.8%	0.215	56.8%
Total Distribution	$0.126	100.0%	$0.378	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

As of February 28, 2019

Average Annual Total Return on NAV for the 5 year period (2)	4.43%

Current Fiscal YTD Annualized Distribution Rate (3)	11.35%

YTD Cumulative Total Return on NAV (4)	3.49%

YTD Cumulative Distribution Rate (5)	2.84%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip:  92829B101

# # #

SECTION 19(a) NOTICE

Hartford, CT, April 18, 2019 -- Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on April 11, 2019 (ex-date April 10, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.051	40.1%	$0.214	42.5%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.075	59.9%	0.290	57.5%
Total Distribution	$0.126	100.0%	$0.504	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

As of March 29, 2019
Average Annual Total Return on NAV for the 5 year period (2)	4.56%
Current Fiscal YTD Annualized Distribution Rate (3)	11.30%
YTD Cumulative Total Return on NAV (4)	5.02%
YTD Cumulative Distribution Rate (5)	3.77%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip:  92829B101

# # #

SECTION 19(a) NOTICE

Hartford, CT, May 20, 2019 -- Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on May 13, 2019 (ex-date May 10, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.047	37.3%	$0.261	41.4%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.079	62.7%	0.369	58.6%
Total Distribution	$0.126	100.0%	$0.630	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

As of April 30, 2019
Average Annual Total Return on NAV for the 5 year period (2)	4.55%
Current Fiscal YTD Annualized Distribution Rate (3)	11.30%
YTD Cumulative Total Return on NAV (4)	6.09%
YTD Cumulative Distribution Rate (5)	4.71%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of the Fund’s Managed Distribution Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip:  92829B101

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